SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT

Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2006

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of Principal Executive Offices including zip code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 (d).     Exhibits

8-k	Tax Opinion of Davis Polk & Wardwell, dated March 14, 2006, relating to the registrant's Global Medium-Term Notes, Series F, Senior Notes, Capital Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement dated March 14, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY
(Registrant)

	By:	/s/ W. Gary Beeson

		Name:	W. Gary Beeson
		Title:	Assistant Secretary and Counsel

Date: March 15, 2006

Index to Exhibits

Exhibit No.	Description

8-k

Tax Opinion of Davis Polk & Wardwell, dated March 14, 2006, relating to the registrant's Global Medium-Term Notes, Series F, Senior Notes, Capital Protected Notes Linked to an Index or a Basket of Indices, as described in the Prospectus Supplement dated March 14, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.